                               AMENDED SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                     Effective Date
----                                                                     --------------
Schwab International Index Fund - Investor Shares                        July 21, 1993

Schwab International Index Fund - Select Shares                          May 19, 1997

Schwab Small-Cap Index Fund - Investor Shares                            October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                              May 19, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset      September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab      September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                    February 28, 1996

Schwab S&P 500 Fund - e.Shares                                           February 28, 1996

Schwab S&P 500 Fund - Select Shares                                      May 19, 1997

Schwab Analytics Fund                                                    May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab   September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab          October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab       August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab       April 16, 1998
Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                        February 1, 1999

Institutional Select Large-Cap Value Index Fund                          February 1, 1999

Institutional Select Small-Cap Value Index Fund                          February 1, 1999


                                        SCHWAB CAPITAL TRUST

                                        By:          /s/ William J. Klipp
                                                     ---------------------------
                                        Name:        William J. Klipp
                                        Title:       Executive Vice President
                                                     and Chief Operating Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:          /s/ Ron Carter
                                                     ---------------------------
                                        Name:        Ron Carter
                                        Title:       Senior Vice President

                               AMENDED SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                                      FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                FEE
----                                ---

Schwab International Index Fund     Five one-hundredths of one percent (.05%) of
                                    the Fund's average daily net assets

Schwab Small-Cap Index Fund         Five one-hundredths of one percent (.05%) of
                                    the Fund's average daily net assets

Schwab MarketTrack Growth           Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets
Schwab Asset Director-High
Growth Fund)

Schwab MarketTrack Balanced         Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets
Schwab Asset Director-Balanced
Growth Fund)

Schwab MarketTrack Conservative     Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets
Schwab Asset Director-Conservative
Growth Fund)

Schwab S&P 500 Fund                 Five one-hundredths of one percent (.05%) of
                                    the Fund's average daily net assets

Schwab Analytics Fund               Five one-hundredths of one percent (.05%) of
                                    the Fund's average daily net assets.

Schwab MarketManager                Five one-hundredths of one percent (.05%) of
International Portfolio (formerly   the Fund's average daily net assets.
known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth         Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets.
Schwab OneSource Portfolios-
Growth Allocation)

Schwab MarketManager Balanced       Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets.
Schwab OneSource Portfolios-
Balanced Allocation)

Schwab MarketManager Small Cap      Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets.
Schwab OneSource Portfolios-Small
Company)

Schwab Market Track All Equity      Five one-hundredths of one percent (.05%) of
Portfolio (formerly known as        the Fund's average daily net assets.
Schwab Asset Director-Aggressive
Growth Fund)

Institutional Select S&P 500 Fund   Five one-hundredths of one percent (.05%) of
                                    the Fund's average daily net assets.

Institutional Select Large-Cap      Five one-hundredths of one percent (.05%) of
Value Index Fund                    the Fund's average daily net assets.




Institutional Select Small-Cap      Five one-hundredths of one percent (.05%) of
Value Index Fund                    the Fund's average daily net assets.


                                      SCHWAB CAPITAL TRUST

                                      By:          /s/ William J. Klipp
                                                   ----------------------------
                                      Name:        William J. Klipp
                                      Title:       Executive Vice President
                                                   and Chief Operating Officer


                                      CHARLES SCHWAB & CO., INC.

                                      By:          /s/ Ron Carter
                                                   ----------------------------
                                      Name:        Ron Carter
                                      Title:       Senior Vice President